SELECTED STATEMENTS OF OPERATIONS DATA (Schedule of Research and Development Expenses) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Schedule Of Financial Expenses Net [Abstract]
Subcontractors and consultants	$ 793	$ 1,001	$ 2,228
Payroll and related expenses	543	699	766
Share-based compensation expense	80	73	285
Clinical trials expenses	10,289	4,262	1,121
Other expenses	0	0	22
Total Research and development expenses	$ 11,705	$ 6,035	$ 4,422